Artwork is located here: [tracker for .ai, .psd, etc. file (s)] ARTWORK (DTP USE ONLY) 33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors Investor Presentation July 2019

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) DISCLAIMER This presentation contains “forward-looking statements” within the meaning of U . S . federal securities laws regarding Middlesex Water Company “MSEX” or the “Company”, its financial condition, its results of operations and the potential offering that reflect the Company’s current views and information currently available . This information is, where applicable, based on estimates, assumptions and analysis that the Company believes, as of the date hereof, provides a reasonable basis for the information contained herein . Forward-looking statements can generally be identified by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “foresees” or the negative version of those words or other comparable words and phrases, and include statements relating to the Company’s beliefs or expectations regarding its future performance, strategic plans and cash flows, as well as any other statements that do not directly relate to any historical or current facts . Forward-looking statements involve known and unknown risks and uncertainties, including those set forth under “Risk Factors” in the prospectus supplement, the accompanying prospectus and the documents incorporated therein by reference, many of which are outside of the Company’s control . Actual results, performance or achievements may differ materially from forward-looking statements, and the assumptions on which forward - looking statements are based . There can be no assurance that the information contained herein is reflective of future performance, and investors are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance . Unless otherwise specified, all information contained in this presentation speaks only as of the date hereof . The Company undertakes no duty to update or revise the information contained herein, publicly or otherwise, whether as a result of new information, future events or otherwise . Information contained in this presentation has been compiled from sources believed to be credible and reliable . However, we cannot guarantee such credibility and reliability . The forecasts and projections of events contained herein are based upon subjective valuations, analyses and personal opinions . Before you invest, you should read the prospectus supplement, the accompanying prospectus, the documents incorporated by reference therein and other documents the Company has filed and will file with the SEC for more complete information about the Company and this offering . You may obtain these documents for free by visiting EDGAR on the SEC website at http : //www . sec . gov . Alternatively, the Company, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Robert W . Baird & Co . Incorporated at 1 - 800 - 792 - 2473 . Page 1

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) MANAGEMENT PRESENTERS Dennis W. Doll Chairman, President & CEO 14 years with MSEX, CEO since 2006 Bruce O’Connor Senior VP, Treasurer & CFO 29 years with MSEX, CFO since 1996 Bernadette M. Sohler VP, Corporate Affairs 25 years with MSEX, VP, Corporate Affairs since 2007 Middlesex Water Company (NASDAQ:MSEX) provides a full range of regulated and non - regulated water, wastewater utility and related services primarily in New Jersey and Delaware. The Company engages in collecting, treating and distributing water for domestic, commercial, municipal, industrial and fire protection purposes. Page 2

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) Diversified Services Portfolio MSEX AT A GLANCE  ; Founded in 1897  ; Headquartered in Iselin, NJ  ; ∼ 330 employees  ; Owner/operator of water utility and wastewater systems and contract operator of such systems on behalf of municipal and private clients  ; ~158K customers served  ; The Company generated $138.1M of revenue in 2018  ; Operates primarily in New Jersey ( 70% of 2018 revenues) and Delaware (30% of 2018 revenues) Residential 48% Commercial / Industrial 18% Fire Protection 9% Contract Sales 10% Contract Operations 12% Other 3% Regulated 88% Non - Regulated 12% Water Production, Treatment & Distribution Full Service Municipal Contract Operations Design/Build/Own Operate System Assets Water & Wastewater System Maintenance Public Private Partnerships Wastewater Collection & Treatment Water & Sewer Line Maintenance (Third Party) _____________________ 1) As of December 31, 2018. 2) As of July 8, 2019. Sources: 2019 Annual Meeting of Shareholders Presentation, Company Filings, Capital IQ. Revenue by Type % of FY 2018 revenue Revenue by Service % of FY 2018 revenue Key Market and Financial Statistics $ in millions, except percentage values Dividend Yield = 0.93 / 55.99 [MKT CAP to be updated for final version] Put market cap and ttm revenue in M Three boxes, two tone: number above, definition beneath it $138.1 $1,021.9 1.7% 2018 Revenue (1) Market Cap (2) Dividend Yield (2) Page 3

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) STABLE NORTHEASTERN COVERAGE  ; Middlesex System – Approximately 61,300 retail customers – Population of served contract area: approximately 219,000  ; Pinelands System – Approximately 5,200 retail customers – Approximately 200 customers served under contract  ; Utility Service Affiliates – Perth Amboy – Operates the City of Perth Amboy’s facilities serving 24,000 customers  ; Utility Service Affiliates – Primarily operates the Borough of Avalon’s facilities serving 12,600 customers New Jersey 70% of 2018 Revenue  ; Tidewater System – Approximately 47,000 retail customers – Approximately 4,000 customers served under contract  ; TESI System – Approximately 3,600 retail customers Delaware 30% of 2018 Revenue 2018 10 - K pg 2 and beyond for numbers _____________________ Source: Company Filings. Page 4

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) MSEX OPPORTUNITY Performance Profile ✔ Objective Regulatory Environment ✔ Established Reputation for Technical and Operational Excellence ✔ Stable Residential Customer Base ✔ 46 Years of Consecutive Dividend Increases ✔ Strong Financial Profile ✔ Driving Shareholder Value through Investments in Regulated Utility Infrastructure ✔ Corporate Credit Rating “A” Stable Please replicate this top image using the assets found in slide 2 Strong Financial Performance Well Positioned Peer ROE Leadership Acquisition Opportunities Proven, Veteran Management Team Demonstrated Earnings Power Regulated Utility Business Dividend Achiever Page 5

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) ENVIRONMENTAL, SOCIAL & GOVERNANCE _____________________ Source: 2019 Annual Meeting of Shareholders Presentation. Environmental Stewardship We work to minimize impacts of our operations on the environment and reduce our carbon footprint Protectors of Public Health We safeguard our customers through early detection and warning of potential water contaminants Responsible Business Policy Code of business conduct and other governance protocols are in place and enforced Inclusive & Engaged Workplace We value the diversity and skills of every employee and invest in training to protect the health and safety of employees, customers and the community Community Support We give back to our communities through financial resources, time, board leadership and other in - kind contributions x Energy efficient heating, cooling and lighting x Solar x Standby generation capable of peak shaving in periods of high energy usage Page 6

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) ATTRACTIVE OPPORTUNITIES FOR CONTINUED GROWTH & PROFITABILITY 2018 10 - K pg 21 outlines growth ops Invest in projects, products and services that complement core water and wastewater competencies 1  ; “Water for Tomorrow” program aimed at modernizing existing facilities infrastructure  ; Government subsidized sources of financing available for planned expenditures Recover infrastructure investments and other costs necessary in a timely and adequate manner to maintain and improve service quality 2  ; Recent petitioning for rate relief has increased the Company’s cash generating ability  ; Modernized infrastructure expected to yield cost savings into the future Execute municipal and industrial water and wastewater systems contracts 3  ; Non - regulated contract arrangements offer an avenue for growth  ; MSEX has unique experience executing these client engagements Acquire investor and municipally owned water and wastewater utilities targets 4  ; MSEX has a history of successfully integrating new acquisitions  ; 47 investor / municipally owned water utilities in target markets Provide exceptional services, continuing commitment as a trusted brand 5  ; Ability to provide quality and life - sustaining water service, wastewater and related utility services  ; Thousands of individual homes and businesses depend on MSEX’s exceptional service Page 7

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) [ ] The Water Utility Industry Page 8

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) Page 9

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) Page 10

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) THE BUSINESS MODEL: A REGULATED WATER COMPANY • Earn a return on invested capital • Recover all other costs • Add non - regulated income Revenue requirement = (Ratebase x Authorized Rate of Return) + Cost of Service  ; Capital investment – foundation for earnings growth business model  ; Regulatory treatment  ; Water sales  ; Customer growth  ; Non - regulated operations Earnings Drivers Page 11

Artwork is located here: [tracker for .ai, .psd, etc. file (s)] ARTWORK (DTP USE ONLY) 33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors FINANCIAL HIGHLIGHTS

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) 1.5% Key Earnings and Dividend Statistics $0.76 $0.78 $0.81 $0.86 $0.91 $0.93 $- $0.20 $0.40 $0.60 $0.80 $1.00 2014 2015 2016 2017 2018 TTM Q1 2019 68% 64% 59% 62% 46% 45% 0% 10% 20% 30% 40% 50% 60% 70% 80% 2014 2015 2016 2017 2018 TTM Q1 2019 Dividend Payout Ratio % of earnings per share Dividends Paid $ actual per share MSEX SUMMARY FINANCIAL PROFILE _____________________ Source: 2019 Annual Meeting of Shareholders Presentation, Company Filings. $117.1 $126.0 $132.9 $130.8 $138.1 $137.6 15.7% 15.9% 17.1% 17.4% 23.5% 25.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% $90.0 $100.0 $110.0 $120.0 $130.0 $140.0 $150.0 2014 2015 2016 2017 2018 TTM Q1 2019 Revenue Net Income % Financial History $ in millions Diluted Earnings Per Share $ actual $1.13 $1.22 $1.38 $1.38 $1.96 $2.08 $- $0.50 $1.00 $1.50 $2.00 $2.50 2014 2015 2016 2017 2018 TTM Q1 2019 $30.7M Q1 2019 Operating Revenues 45.8% $6.6M Q1 2019 Net Income 44.4% $0.39 Q1 2019 Earnings Per Share 46 Years of Consistent Dividend Increases vs. Q1 2018 vs. Q1 2018 vs. Q1 2018 CAGR: 14.8% Page 12

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) CAPITAL EXPENDITURES OUTLOOK  ; Distribution: Large and small mains, service lines and hydrants  ; Production: New and upgraded water and wastewater treatment plants  ; Information Technology: ERP system - hardware and software  ; Other: Transportation equipment, tools, lab equipment, security systems, etc. Select Capital Expenditure Projects Gross Utility Plant Equipment and Capital Expenditures $ in millions $461 $519 $617 $701 $764 $243 $257 $278 $295 $308 $50 $72 $118 $101 $76 $704 $776 $895 $996 $1,072 $- $200 $400 $600 $800 $1,000 $1,200 2017 2018 2019P 2020P 2021P New Jersey Delaware Capital Expenditures $295M of Capital Expenditure (2019 – 2021) _____________________ Source: 2019 Annual Meeting of Shareholders Presentation. Page 13

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) RATE ACTIVITY HISTORY Entity Effective Annual Revenues Middlesex 4/1/2018 $5.5M Middlesex PWAC 10/30/2017 $0.8M TUI DSIC 1/1/2018 $0.4M Tidewater 1/1/2019 $0.2M Middlesex 1/1/2019 $0.1M Pinelands 5/7/2018 $0.1M Tidewater 3/1/2019 $(1.0)M Entity Expected Resolution Annual Revenues Pinelands Q4 2019 $0.5M Pinelands Q4 2019 $0.2M Recent Rate Changes Recent Petitions Filed _____________________ Source: Company Filings. Page 14

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) FACTORS AFFECTING EARNINGS Timely Rate Recovery Regulator decisions on rate increase requests Customer Growth Effects of general economic conditions, competition for growth in non - franchised markets W eat h er Weather variations and other natura l p henomen on Cost Management Company’s a bility to control operating expenses without sacrificing service Wheel image is not a ppt object in the presentation provided to us by MSEX. We can send to DTP to re - create/recolor _____________________ Source: 2019 Annual Meeting of Shareholders Presentation. Page 15

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) SUMMARY Sustainable and consistent financial performance 1 Disciplined infrastructure investment and growth 2 Balanced revenue base supported by best - in - class utility operations in the Northeast 3 Focus on long - term total shareholder returns 4 Highly experienced, dedicated management team 5 Page 16

Artwork is located here: [tracker for .ai, .psd, etc. file (s)] ARTWORK (DTP USE ONLY) 33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors Appendix

Artwork is located here: [tracker for .ai, .psd, etc. file (s)] ARTWORK (DTP USE ONLY) 33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors Additional Financial Metrics

33 61 118 255 192 0 72 182 195 95 147 187 176 209 117 255 192 0 Color Palette TITLE LINES & BOXES 0 0 0 Additional Colors ARTWORK (DTP USE ONLY) Trailing 12 Months 2017 2018 Q1 2019 Return on equity 10.1% 13.4% 14.1% Book value per share $13.90 $15.04 $15.32 Total equity % 62.5% 62.2% 61.8% Long term debt % 37.5% 37.8% 38.2% Total assets ($ in millions) $661.1 $767.8 $783.0 ADDITIONAL FINANCIAL METRICS ROE calculated as total equity, not common equity BV per share on a diluted basis, BV common equity Page 17

Contact: Bernadette Sohler, Vice President – Corporate Affairs Middlesex Water Company, (732) 638-7549 www.middlesexwater.com